United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Amendment No. 1
to
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 14, 2006
OXiGENE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-21990 (Commission File Number)	13-3679168 (I.R.S. Employer Identification No.)
230 Third Ave, Waltham, MA 02451
(Address of principal executive offices)
Registrant’s telephone number, including area code: (781) 547-5900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:
☐      Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
This Amendment No. 1 to Form 8-K is being filed solely for the purpose of correcting the bonus amounts in the disclosure provided below, as previously reported in a Current Report on Form 8-K filed by OXiGENE, Inc. on June 19, 2006.
On June 14, 2006, the Compensation Committee of OXiGENE, Inc.’s Board of Directors approved the payment of bonuses for performance during the fiscal year ended December 31, 2005 in the amount of 25% of current annual base salary, or $81,250, $81,250, $55,000 and $60,000 to Frederick Driscoll, the Company’s President and Chief Executive Officer, David Chaplin, the Company’s Vice Chairman of the Board, Head of Research and Development and Chief Scientific Officer, James Murphy, the Company’s Vice President and Chief Financial Officer and Scott Young, the Company’s Chief Operating Officer, respectively.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2006	OXiGENE, Inc.
/s/ James B. Murphy
By: James B. Murphy
Vice President and Chief Financial Officer